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                                                                    Exhibit 2(b)

                            ASSET PURCHASE AGREEMENT

                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (this "Amendment") to the ASSET PURCHASE AGREEMENT, dated of January 18, 2002 (the "Asset Purchase Agreement"), by and among Spinnaker Industries, Inc., Spinnaker Coating, Inc. Spinnaker Coating-Maine, Inc. (collectively, the "Sellers") and SP Acquisition, LLC (the "Buyer") is made as of February 15, 2002, by and among the Sellers and the Buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     WHEREAS, the Sellers and the Buyer wish to modify the Asset Purchase Agreement to extend the date on which the Buyer is entitled to terminate the Asset Purchase Agreement for failure to obtain a binding commitment for Buyer Financing or failure to enter into Management Agreements satisfactory to the Buyer in its sole discretion;

     NOW, THEREFORE, the Asset Purchase Agreement is hereby amended as follows:

     1. Section 12(a)(ix). Section 12(a)(ix) is hereby deleted and amended to read in its entirety as follows:

     "(ix) By Buyer, by written notice to Sellers on or prior to February 25, 2002, if (x) Buyer shall not have received a binding commitment for the Buyer Financing in form and substance satisfactory to Buyer in its sole discretion or
(y) Buyer shall not have entered into Management Agreements satisfactory to Buyer in its sole discretion."

     2. Ratification of the Asset Purchase Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the Asset Purchase Agreement are ratified and shall remain unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                                SELLERS:

                                                SPINNAKER INDUSTRIES, INC.

                                                By: /s/ LOUIS A. GUZZETTI, JR.
                                                    ---------------------------
                                                    Name: LOUIS A. GUZZETTI, JR.
                                                    Title: Chairman

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                                                  SPINNAKER COATING, INC.

                                                  By: /s/ LOUIS A. GUZZETTI, JR.
                                                  ------------------------------
                                                  Name: LOUIS A. GUZZETTI, JR.
                                                  Title: Chairman

                                                  SPINNAKER COATING-MAINE, INC.

                                                  By: /s/ LOUIS A. GUZZETTI, JR.
                                                  ------------------------------
                                                  Name: LOUIS A. GUZZETTI, JR.
                                                  Title: Chairman

                                                  BUYER:

                                                  SP ACQUISTION, LLC

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:



























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                                                  SPINNAKER COATING, INC.

                                                  By:
                                                      --------------------------
                                                     Name:
                                                     Title:

                                                  SPINNAKER COATING-MAINE, INC.

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  BUYER:

                                                  SP ACQUISITION, LLC

                                                  By: /s/ JEFFREY R. WALSH
                                                      --------------------------
                                                      Name: JEFFREY R. WALSH
                                                      Title: President